Formation transactions and initial public offering	12 Months Ended
Dec. 31, 2012
Formation transactions and initial public offering [Abstract]
Formation transactions and initial public offering
Note 3 - Formation transactions and initial public offering

Seadrill Partners, LLC is a publicly traded limited liability formed on June 28, 2012 as a wholly owned subsidiary of Seadrill Limited.

On October 24, 2012, the Company completed its IPO, in which the Company sold 10,062,500 common units representing limited liability company interests in the Company (including 1,312,500 common units issued in connection with the exercise by the underwriters' of their option to purchase additional common units) to the public at a price of $22.00 per unit, raising gross proceeds of $221.4 million. Net proceeds from the offering were $202.6 million, after deducting underwriting discounts, commissions, and structuring fees and expenses of $18.8 million. As part of this transaction, we issued to Seadrill 14,752,525 common units and 16,543,350 subordinated units, which represents an approximate 75.7% limited liability interest in us. In addition, we issued to Seadrill Member LLC, a wholly owned subsidiary of Seadrill the members interest, which is a non economic limited liability company interest in us, and all of our incentive distribution rights, which entitle the Seadrill Member to increasing percentages of the cash we distribute in excess of $0.4456 per unit, per quarter.

On October 24, 2012, the following transactions in connection with our IPO occurred, we acquired in return for the issuance of common and subordinated units to Seadrill and the net proceeds received from the IPO (i) a 30% limited partner interest in Seadrill Operating LP, as well as the non-economic general partner interest in Seadrill Operating LP through our 100% ownership of its general partner, Seadrill Operating GP LLC, and (ii) a 51% limited liability company interest in Seadrill Capricorn Holdings LLC. Seadrill Operating LP owns: (i) a 100% interest in the entities that own the West Aquarius and the West Vencedor and (ii) an approximate 56% interest in the entity that owns and operates the West Capella. Seadrill Capricorn Holdings LLC owns 100% of the entities that own and operate the West Capricorn.

These transactions described above have been reflected as a reorganization under common control and therefore the assets and liabilities acquired from Seadrill have been recorded at historical cost by the Company.

Agreements

In connection with the IPO, the Company entered into several agreements including:

•
A management and administrative services agreement with Seadrill Management AS (subsequently assigned to Seadrill Management Ltd), and a management and administrative services agreement with Seadrill UK Ltd, subsidiaries of Seadrill ("Seadrill Management"), pursuant to which Seadrill Management agreed to provide certain management, administrative, financial, personnel and other support services.;

•	A $300.0 million revolving credit agreement with Seadrill; and

•	An Omnibus Agreement with Seadrill, the Seadrill Member and OPCO governing, among other things:

•	To what extent the Company and Seadrill may compete with each other;

•
The Company's option to purchase rigs T-15 and T-16, from Seadrill at any time within 24 months after their respective acceptances by their customers upon reaching an agreement with Seadrill regarding its purchase price;

•	Certain rights of first offer on certain rigs operating under long term contract for five or more years; and

•	Rights of first offer on additional equity interests in OPCO.